UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-02328

Boulder Growth & Income Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

Fund Administrative Services

2344 Spruce Street, Suite A

Boulder, CO 80302

(Address of Principal Executive Offices)(Zip Code)

Fund Administrative Services

2344 Spruce Street, Suite A

Boulder, CO 80302

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:

(303) 444-5483

Date of Fiscal Year End: November 30

Date of Reporting Period: May 31, 2012

Item 1. Reports to Stockholders.

The Report to Stockholders is attached herewith.

BOULDER

GROWTH & INCOME FUND, INC.

NYSE SYMBOL: BIF

SEMI-ANNUAL REPORT

5.31.12 (UNAUDITED)

BOULDER GROWTH & INCOME FUND, INC.

TABLE OF CONTENTS
¢	¢

1	Letter from the Advisers

5	Financial Data

6	Portfolio of Investments

12	Statement of Assets and Liabilities

13	Statement of Operations

14	Statements of Changes in Net Assets

16	Financial Highlights

19	Notes to Financial Statements

31	Additional Information

33	Summary of Dividend Reinvestment Plan

Boulder Growth & Income Fund, Inc.	Letter from the Advisers
May 31, 2012 (Unaudited)

Dear Stockholders:

Before delving into the Fund’s performance, I would like to quickly introduce myself. In February of this year, I joined Boulder Investment Advisers, LLC (Boulder Investment Advisers) as a portfolio manager. In this role, I will be responsible for managing the Fund’s portfolio alongside Stewart Horejsi, the Fund’s other portfolio manager. I am excited to be a part of Boulder Investment Advisers and am optimistic about the outlook for the Fund for a variety of reasons. I will provide greater insight into some of these reasons later in the letter, but let us first proceed to the discussion of the Fund‘s performance.

During the six-month period ending May 31, 2012, the markets balanced concerns related to the European sovereign debt crisis against signs of economic recovery. For the first four months of the period, the market staged a significant rally as optimism on the economy grew. However, the rally stalled in the last couple of months as developments in Europe brought the sovereign debt crisis squarely back into the market’s focus. During this period, the Boulder Growth & Income Fund, Inc. (the “Fund”) delivered a return on net assets of 1.1%. Unfortunately, the Fund was unable to keep pace with the S&P 500, the Dow Jones Industrial Average (“DJIA”), or the NASDAQ Composite as they generated returns of 6.2%, 4.3% and 8.5%, respectively, during the same period. The Fund’s performance relative to its benchmarks is highlighted in the below table.

	3 Months	6 Months	One Year	Three Years*	Five Years*	Ten Years**	Since January 2002**
Boulder Growth &
Income Fund (NAV)	-3.90%	1.10%	-5.60%	9.20%	1.00%	5.70%	5.30%
Boulder Growth &
Income Fund (Market)	-8.80%	-0.90%	-12.10%	8.80%	-6.50%	2.80%	2.50%
S&P 500 Index	-3.50%	6.20%	-0.40%	14.90%	-0.90%	4.10%	3.50%
Dow Jones Industrial Average	-3.60%	4.30%	1.30%	16.50%	0.90%	4.90%	4.80%
NASDAQ Composite	-4.40%	8.50%	0.90%	18.00%	2.70%	6.60%	4.60%

*	Annualized.
**	Annualized. Does not include the effect of dilution on non-participating stockholders from the December 2002 rights offering.
***

Annualized since January 2002, when the current Advisers became investment advisers to the Fund. Does not include the effect of dilution on non-participating stockholders from the December 2002 rights offering.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Fund returns include reinvested dividends and distributions, but do not reflect the reduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares and do not reflect brokerage commissions, if any. Returns of the S&P 500 Index, the Dow Jones Industrial Average (DJIA) and the NASDAQ Composite include reinvested dividends and distributions. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

While we are pleased the Fund finished the six-month period with a positive absolute return, we are nonetheless disappointed with the underperformance relative to the Fund’s benchmarks and will strive to improve the Fund’s performance going forward. To accomplish this, we believe we must first understand the factors that drove the Fund’s performance during this period.

Semi-Annual Report | May 31, 2012	1

Letter from the Advisers	Boulder Growth & Income Fund, Inc.
May 31, 2012 (Unaudited)

The key contributors to the Fund’s performance on an absolute and relative basis were the Fund’s positions in Wal-Mart, Ithan Creek Partners, L.P. (“Ithan Creek”), a hedge fund, and the Cohen & Steers Infrastructure Fund. For the period, Wal-Mart generated a total return of 13.8%. Its contribution to performance was enhanced by its large weight as it accounted for roughly 7.5% of the Fund’s total assets. Ithan Creek and the Cohen & Steers Infrastructure Fund generated total returns for the period of 11.7% and 6.6%, respectively. Similar to the Wal-Mart position, the performance contribution from these positions was enhanced by their large weights in the portfolio. Ithan Creek accounted for roughly 3.7% of the Fund’s total assets, while the Cohen & Steers Infrastructure Fund accounted for roughly 5.9% the Fund’s total assets.

On the other end of the spectrum, the key detractors to the Fund’s performance on an absolute and relative basis were the Fund’s positions in Freeport-McMoRan Copper (Freeport-McMoRan) and Inergy, L.P. (Inergy). Freeport-McMoRan generated a total return for the period of a negative 14.6%. As Freeport-McMoRan’s stock is highly sensitive to the market’s outlook for global economic growth, it is not surprising to see volatility in the name during a period of such economic uncertainty. We continue to believe that Freeport-McMoRan trades at an attractive discount to its intrinsic value and should perform well over the long-run as the global economy gradually recovers. Inergy generated a total return of a negative 24.7% for the period. Inergy is a master limited partnership (“MLP”) that operates retail propane and midstream businesses and owns 75.2% of the limited partner interest and all of the general partner interest and incentive distribution rights in Inergy Midstream L.P. (Ticker: NRGM). In January, Inergy’s management announced it would cut its distribution as the current rate was unsustainable in light of the abnormally warm winter driven collapse in propane demand and the lower than expected performance of recent acquisitions. As the market tends to value MLPs off of their distribution yield, the reaction to this announcement was unsurprisingly quite negative. As we believed that the market’s reaction to the distribution cut was overly punitive and the valuation at the time severely undervalued Inergy’s retail propane and internal midstream operations, we decided to maintain the position. On April 26th, our decision was vindicated when Suburban Propane Partners announced that it would acquire Inergy’s retail propane business for a total consideration of approximately $1.8 billion. The announcement drove Inergy’s unit price higher allowing for a partial recovery of the prior price decline. Unfortunately, our decision to maintain the Fund’s position has been a pyrrhic victory as we do not expect to see a full recovery of the Fund’s losses in the Inergy position any time soon and we will continue to evaluate the position.

An additional contributor to the Fund’s underperformance relative to its benchmarks was the Fund’s roughly 27.1% combined position in Berkshire Hathaway Class A and Class B shares. For the period, the Berkshire Hathaway Class A and Class B shares generated total returns of 0.3% and 0.8% respectively. While positive, these returns materially trailed the 6.2% return of the S&P 500 during the period and acted as a drag on relative performance. Nevertheless, we remain comfortable with our current position in Berkshire Hathaway as we believe its diverse underlying business holdings mitigate some of the risk of having such a concentrated position. In addition, we believe Berkshire Hathaway remains a solid long-term investment as it is a great company trading at an attractive valuation. We recognize such a large position will potentially result in volatile relative performance for the Fund, but we will not compromise our investment philosophy in an attempt to smooth short-term relative performance.

2	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Letter from the Advisers
May 31, 2012 (Unaudited)

This commitment to a core investment philosophy is one of the reasons I decided to join Boulder Investment Advisers and why I am optimistic about the outlook for the Fund. This investment philosophy is built upon two basic principles. The first and foremost of these is to endeavor to protect our stockholders’ principal investment. We believe the way to generate attractive long-term absolute returns is through the compounding of regular returns, which cannot be achieved if capital losses are incurred. To accomplish this, we rely on the second basic principle, which is to invest in good companies at attractive valuations. This philosophy is elegant in its simplicity, but difficult in its execution. It requires a patient temperament and the ability to separate emotion from the investment process. When combined with rigorous fundamental research analysis steeped in value investing principals, we believe it to be the most effective investment strategy there is when correctly executed. I believe we can effectively execute this strategy, but I do not expect you to simply take me at my word. This is why another core aspect of our investment philosophy is to invest alongside our stockholders as Stewart Horejsi’s family and I are fellow stockholders. As this aligns our interests with your own, we hope it serves as an effective demonstration of our belief in and our ability to execute upon our investment philosophy.

I hope you enjoy the rest of the summer and look forward to writing you again in six months.

Sincerely,

Brendon Fischer, CFA

Portfolio Manager

The views and opinions in the preceding commentary are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Portfolio weightings and other figures in the foregoing commentary are provided as of period-end, unless otherwise stated.

Note to Stockholders on the Fund’s Discount. As most stockholders are aware, the Fund’s shares presently trade at a significant discount to net asset value. The Fund’s board of directors is aware of this, monitors the discount and periodically reviews the limited options available to mitigate the discount. In addition, there are several factors affecting the Fund’s discount over which the board and management have little control. In the end, the market sets the Fund’s share price. For long-term stockholders of a closed-end fund, we believe the Fund’s discount should only be one of many factors taken into consideration at the time of your investment decision.

Note to Stockholders on Leverage. The Fund currently has Auction Market Preferred Shares (“AMPS”) outstanding, which results in the use of leverage. Leverage creates certain risks for holders of Common Stock, including the likelihood of greater volatility of the NAV and market price of the Common Stock. The Fund utilizes leverage to seek to enhance the returns for its common stockholders over the long term; however, this objective may not be achieved in all interest rate environments. As a result of the failed auctions for auction preferred shares, the Fund pays AMPS stockholders a dividend rate that is generally tied to short-term interest rates. This dividend rate has been and remains generally economical compared to the earnings of the Fund’s investments.

Semi-Annual Report | May 31, 2012	3

Letter from the Advisers	Boulder Growth & Income Fund, Inc.
May 31, 2012 (Unaudited)

However, to the extent that in the future short-term interest rates increase and the cost of this leverage increases, and earnings from the Fund’s investments do not increase, the Fund’s net investment returns may decline. Moreover, the Fund is required to maintain an asset coverage ratio of 200% on any outstanding Auction Market Preferred Shares. If the Fund were unable to maintain the required asset coverage ratio, it could be required to deleverage and sell a portion of its investments at a time when it might be disadvantageous to do so. Fund management and the Fund’s Board of Directors continue to explore other liquidity and leverage options, including borrowing through a credit facility; this may result in AMPS being redeemed or repurchased in the future. Notwithstanding this, the Board of Directors may ultimately decide to leave the current Auction Market Preferred Stock outstanding if, after evaluating liquidity solutions that would enable the Fund to redeem the Preferred Stock, the Board determines that such solutions would be inconsistent with the interests of the Fund’s stockholders.

Note to Stockholders on Concentration of Investments. The Fund’s investment advisers feel it is important that stockholders be aware that the Fund contains highly concentrated positions in certain stocks. Thus, the volatility of the Fund’s net asset value, and its performance in general, depends disproportionately more on the performance of its larger positions than that of a more diversified fund. In addition, the Fund may be subject to a greater risk of loss than a fund that diversifies its investments more broadly. Concentrating investments in a fewer number of securities may involve a degree of risk that is greater than a fund which has less concentrated investments spread out over a greater number of securities.

4	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Financial Data
May 31, 2012 (Unaudited)

	Net Asset Value	Per Share of Common Stock NYSE Closing Price	Dividend Paid
11/30/11	7.38	5.89	0.00
12/31/11	7.26	5.74	0.11	*
1/31/12	7.48	6.08	0.00
2/29/12	7.62	6.28	0.00
3/31/12	7.70	6.27	0.00
4/30/12	7.67	6.05	0.00
5/31/12	7.32	5.73	0.00

*	This distribution consisted of $0.01 per share net investment income and $0.10 per share net realized capital gains.

INVESTMENTS AS A % OF TOTAL NET ASSETS AVAILABLE TO COMMON AND PREFERRED STOCK

Semi-Annual Report | May 31, 2012	5

Portfolio of Investments	Boulder Growth & Income Fund, Inc.
May 31, 2012 (Unaudited)

Shares/ Principal Amount	Description	Value (Note 1)

LONG TERM INVESTMENTS 97.9%
DOMESTIC COMMON STOCK 75.1%
Banks 4.0%
60,000	JPMorgan Chase & Co.	$1,989,000
201,408	Wells Fargo & Co.	6,455,126

		8,444,126
Coal 0.7%
10,000	Alliance Resource Partners L.P.	570,100
45,000	Penn Virginia Resource Partners L.P.	1,044,450

		1,614,550
Construction Machinery 0.8%
20,000	Caterpillar, Inc.	1,752,400

Cosmetics/Personal Care 0.9%
30,000	The Procter & Gamble Co.	1,868,700

Diversified 27.1%
466	Berkshire Hathaway, Inc., Class A*	55,384,100
25,000	Berkshire Hathaway, Inc., Class B*	1,984,000

		57,368,100
Diversified Financial Services 1.9%
123,500	AllianceBernstein Holding L.P.	1,593,150
35,000	American Express Co.	1,954,050
4,300	Franklin Resources, Inc.	459,197

		4,006,397
Electric Utilities 6.1%
12,000	ALLETE, Inc.	468,600
15,000	Alliant Energy Corp.	655,350
13,000	American Electric Power Co., Inc.	500,630
33,500	Black Hills Corp.	1,078,030
22,000	The Empire District Electric Co.	441,100
25,679	FirstEnergy Corp.	1,201,521
150,000	Great Plains Energy, Inc.	2,988,000
8,000	NextEra Energy, Inc.	522,720
11,700	OGE Energy Corp.	622,908
40,000	PPL Corp.	1,094,800
11,000	Progress Energy, Inc.	603,020
12,000	SCANA Corp.	563,400
13,000	The Southern Co.	596,830
28,000	TECO Energy, Inc.	487,200
15,200	UIL Holdings Corp.	513,912

6	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Portfolio of Investments
May 31, 2012 (Unaudited)

Shares/ Principal Amount	Description	Value (Note 1)

Electric Utilities (continued)
20,000	Westar Energy, Inc.	$572,400

		12,910,421
Environmental Control 0.4%
30,000	Republic Services, Inc.	790,800

Gas 2.1%
20,220	AGL Resources, Inc.	757,846
14,000	Atmos Energy Corp.	463,960
31,000	CenterPoint Energy, Inc.	627,130
62,000	Inergy L.P.	1,062,060
13,000	The Laclede Group, Inc.	495,430
17,000	Vectren Corp.	498,440
12,000	WGL Holdings, Inc.	467,400

		4,372,266
Healthcare Products & Services 5.9%
200,000	Johnson & Johnson	12,486,000

Manufacturing 0.5%
12,000	3M Co.	1,012,920

Mining 1.3%
85,000	Freeport-McMoRan Copper & Gold, Inc.	2,723,400

Oil & Gas 2.6%
65,000	ConocoPhillips	3,390,400
30,000	Linn Energy LLC	1,065,900
32,500	Phillips 66	975,975

		5,432,275
Pharmaceuticals 0.3%
20,000	Merck & Co., Inc.	751,600

Pipelines 3.5%
29,300	Boardwalk Pipeline Partners L.P.	760,335
17,800	Buckeye Partners L.P.	845,856
17,800	El Paso Pipeline Partners L.P.	584,018
28,100	Energy Transfer Partners L.P.	1,219,259
27,200	Enterprise Products Partners L.P.	1,326,272
10,300	Magellan Midstream Partners L.P.	708,743
23,000	ONEOK Partners L.P.	1,255,800
8,200	Plains All American Pipeline L.P.	643,946

		7,344,229

Semi-Annual Report | May 31, 2012	7

Portfolio of Investments	Boulder Growth & Income Fund, Inc.
May 31, 2012 (Unaudited)

Shares/ Principal Amount	Description	Value (Note 1)

Real Estate 0.4%
17,300	WP Carey & Co. LLC	$788,361

Real Estate Investment Trusts (REITs) 1.5%
16,400	HCP, Inc.	669,776
11,481	Health Care REIT, Inc.	636,851
22,000	Healthcare Realty Trust, Inc.	481,360
16,300	Realty Income Corp.	624,779
11,366	Ventas, Inc.	668,548

		3,081,314
Registered Investment Companies (RICs) 6.0%
770,270	Cohen & Steers Infrastructure Fund, Inc.	12,455,266
18,726	RMR Real Estate Income Fund	294,934

		12,750,200
Retail 7.6%
9,000	Suburban Propane Partners L.P.	331,380
240,000	Wal-Mart Stores, Inc.	15,796,800

		16,128,180
Telecommunications 0.4%
23,000	Harris Corp.	914,940

Tobacco Products 1.1%
45,000	Altria Group, Inc.	1,448,550
10,800	Philip Morris International, Inc.	912,708

		2,361,258
TOTAL DOMESTIC COMMON STOCK (Cost $126,236,034)		158,902,437

FOREIGN COMMON STOCK 16.0%
Banks 0.3%
10,200	Bank of Nova Scotia	523,110

Beverages 4.1%
25,000	Diageo PLC, Sponsored ADR	2,383,500
120,000	Heineken Holding NV	4,857,987
31,663	Heineken NV	1,509,095

		8,750,582
Diversified Financial Services 0.0%(1)
10,500	Guoco Group, Ltd.	78,802

8	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Portfolio of Investments
May 31, 2012 (Unaudited)

Shares/ Principal Amount	Description	Value (Note 1)

Electric Utilities 0.3%
18,000	RWE AG	$657,364

Food 1.3%
20,000	Nestle SA	1,133,474
53,000	Unilever NV	1,667,534

		2,801,008
Holding Companies - Diversified 0.6%
152,000	Hutchison Whampoa, Ltd.	1,250,420

Iron/Steel 0.3%
9,000	POSCO, ADR	681,570

Oil & Gas 0.6%
80,000	Pengrowth Energy Corp.	567,200
18,000	Total SA, Sponsored ADR	775,260

		1,342,460

Pharmaceuticals 0.9%
14,500	Sanofi	986,114
30,000	Sanofi, ADR	1,020,900

		2,007,014
Real Estate 4.6%
44,000	Brookfield Asset Management, Inc., Class A	1,407,523
283,900	Cheung Kong Holdings, Ltd.	3,273,708
600,000	Hang Lung Properties, Ltd.	1,913,278
104,500	Henderson Land Development Co., Ltd.	526,435
1,500,000	Midland Holdings, Ltd.	755,648
650,000	Wheelock & Co., Ltd.	1,938,723

		9,815,315

Real Estate Investment Trusts (REITs) 2.9%
906,666	Ascendas Real Estate Investment Trust	1,442,391
245,903	Investa Office Fund	644,345
5,028,490	Kiwi Income Property Trust	3,960,008

		6,046,744
TOTAL FOREIGN COMMON STOCK (Cost $30,985,696)		33,954,389

Semi-Annual Report | May 31, 2012	9

Portfolio of Investments	Boulder Growth & Income Fund, Inc.
May 31, 2012 (Unaudited)

Shares/ Principal Amount	Description	Value (Note 1)

AUCTION PREFERRED SECURITIES 3.1%
228	Advent Claymore Convertible Securities & Income Fund II, Series W7	$ 4,442,278
100	Gabelli Dividend & Income Trust, Series B	2,033,420

TOTAL AUCTION PREFERRED SECURITIES (Cost $8,122,147)		6,475,698

LIMITED PARTNERSHIPS 3.7%
	Ithan Creek Partners, L.P.*(2)(3)	7,832,160

TOTAL LIMITED PARTNERSHIPS (Cost $5,000,000)		7,832,160

TOTAL LONG TERM INVESTMENTS (Cost $170,343,877)		207,164,684

SHORT TERM INVESTMENTS 0.1%
MONEY MARKET FUNDS 0.1%
329,768	Dreyfus Treasury & Agency Cash Management Money Market Fund, Institutional Class, 7-Day Yield - 0.012%	329,768

TOTAL MONEY MARKET FUNDS (Cost $329,768)		329,768

TOTAL SHORT TERM INVESTMENTS (Cost $329,768)		329,768

TOTAL INVESTMENTS 98.0% (Cost $170,673,645)		207,494,452

OTHER ASSETS AND LIABILITIES 2.0%		4,182,770

TOTAL NET ASSETS AVAILABLE TO COMMON AND PREFERRED STOCKHOLDERS 100.0%		211,677,222

TAXABLE AUCTION MARKET PREFERRED STOCK (AMPS) REDEMPTION VALUE PLUS ACCRUED DIVIDENDS		(25,010,347)

10	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Portfolio of Investments
May 31, 2012 (Unaudited)

Value (Note 1)

TOTAL NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS	$186,666,875

*	Non-income producing security.
(1)	Less than 0.05% of Total Net Assets Available to Common and Preferred Stockholders.
(2)	Restricted Security; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933.
(3)

Fair valued security under procedures established by the Fund’s Board of Directors. Total value of fair valued securities as of May 31, 2012 was $7,832,160 or 3.7% of Total Net Assets Available to Common and Preferred Stockholders.

Percentages are stated as a percent of the Total Net Assets Available to Common and Preferred Stockholders.

Common Abbreviations:

ADR - American Depositary Receipt.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

LLC - Limited Liability Company.

L.P. - Limited Partnership.

Ltd. - Limited.

NV - Naamloze Vennootchap is the Dutch term for a public limited liability corporation.

SA - Generally designates corporations in various countries, mostly those employing the civil law. This translates literally in all languages mentioned as anonymous company.

Regional Breakdown as a % of Total Net Assets Available to Common and Preferred Stockholders

United States	82.0%
Hong Kong	4.6%
Netherlands	3.8%
New Zealand	1.9%
France	1.3%
Canada	1.2%
United Kingdom	1.1%
Singapore	0.7%
Switzerland	0.5%
South Korea	0.3%
Germany	0.3%
Australia	0.3%
Other assets and liabilities	2.0%

See accompanying notes to financial statements.

Semi-Annual Report | May 31, 2012	11

Statement of Assets and Liabilities	Boulder Growth & Income Fund, Inc.
May 31, 2012 (Unaudited)

ASSETS:
Investments, at value (Cost $170,673,645) (Note 1)	$207,494,452
Foreign Currency, at value (Cost $3,756,075)	3,666,021
Dividends and interest receivable	756,379
Prepaid expenses and other assets	25,628

Total Assets	211,942,480

LIABILITIES:
Investment co-advisory fees payable (Note 2)	215,542
Administration and co-administration fees payable (Note 2)	42,399
Directors’ fees and expenses payable (Note 2)	3,830
Accrued expenses and other payables	3,487

Total Liabilities	265,258

TOTAL NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCKHOLDERS	$211,677,222

TAXABLE AUCTION MARKET PREFERRED STOCK:
$0.01 par value, 10,000 shares authorized, 1,000 shares outstanding, liquidation preference of $25,000 per share (Note 5)	25,000,000
Accrued dividends on Taxable Auction Market Preferred Stock	10,347

TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$186,666,875

NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS) CONSIST OF:
Par value of common stock (Note 4)	$254,956
Paid-in capital in excess of par value of common stock	149,262,500
Overdistributed net investment income	(594,087)
Accumulated net realized gain on investments sold and foreign currency related transactions	1,018,116
Net unrealized appreciation on investments and foreign currency translation	36,725,390

TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$186,666,875

Net Asset Value, $186,666,875/25,495,585 common stock outstanding	$7.32

See accompanying notes to financial statements.

12	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Statement of Operations
For the Six Months Ended May 31, 2012 (Unaudited)

INVESTMENT INCOME:
Dividends (net of foreign withholding taxes $94,919)	$3,188,230
Interest and other income	8,833

Total Investment Income	3,197,063

EXPENSES:
Investment co-advisory fees (Note 2)	1,353,380
Legal	1,031,340
Administration and co-administration fees (Note 2)	247,077
Directors’ fees and expenses (Note 2)	67,789
Printing fees	21,964
Audit	20,632
Insurance expense	20,323
Transfer agency fees	17,173
Custody fees	11,771
Preferred stock broker commissions and auction agent fees	11,337
Other	33,072

Total Expenses	2,835,858
Less fees waived by investment advisor	(108,270)

Net Expenses	2,727,588

Net Investment Income	469,475

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on:
Investment securities	567,035
Foreign currency related transactions	29,744

596,779

Net change in unrealized appreciation/(depreciation) on:
Investment securities	690,215
Foreign currency related translation	(128,118)

562,097

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,158,876

PREFERRED STOCK TRANSACTIONS:
Distributions from net investment income	(191,718)

Total Preferred Stock Transactions	(191,718)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$1,436,633

See accompanying notes to financial statements.

Semi-Annual Report | May 31, 2012	13

Statements of Changes in Net Assets	Boulder Growth & Income Fund, Inc.

	For the Six Months Ended May 31, 2012 (Unaudited)	For the Year Ended November 30, 2011

OPERATIONS:
Net investment income	$469,475	$1,153,716
Net realized gain on investments and foreign currency related transactions	596,779	2,106,932
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	562,097	(2,594,224)

	1,628,351	666,424

PREFERRED STOCK TRANSACTIONS (NOTE 5):
Distributions from net investment income	(191,718)	(113,025)
Distributions from long-term capital gain	–	(262,347)

Total Preferred Stock Transactions	(191,718)	(375,372)

Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	1,436,633	291,052

DISTRIBUTIONS: COMMON STOCK (NOTE 9):
From net investment income	(254,956)	(208,783)
From net realized capital gains	(2,549,559)	(2,340,775)

Total Distributions: Common Stock	(2,804,515)	(2,549,558)

NET ASSETS:
Beginning of period	213,034,757	215,293,263

End of period (including overdistributed net investment income of $(594,087) and $(616,888), respectively)	211,666,875	213,034,757

Taxable Auction Market Preferred Stock, Par Value	(25,000,000)	(25,000,000)

Net Assets Applicable to Common Stockholders	$186,666,875	$188,034,757

See accompanying notes to financial statements.

14	www.boulderfunds.net

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Financial Highlights	Boulder Growth & Income Fund, Inc.

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

OPERATING PERFORMANCE:
Net asset value - Beginning of Period
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations
PREFERRED STOCK TRANSACTIONS
Distributions from net investment income
Distributions from net realized capital gains
Distributions from tax return of capital
Distributions from long-term capital gains
Total Preferred Stock Transactions
Net Increase/(Decrease) from Operations Applicable to Common Stock
DISTRIBUTIONS: COMMON STOCK
Distributions from net investment income
Distributions from net realized capital gains
Distributions from tax return of capital
Total Distributions Paid to Common Stockholders
Dilutive Impact of Capital Share Transactions
Net Increase/(Decrease) in Net Asset Value
Common Share Net Asset Value - End of Period
Common Share Market Value - End of Period
Total Return, Common Share Net Asset Value(c)
Total Return, Common Share Market Value(c)

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS:(d)
Ratio of operating expenses to average net assets including waiver
Ratio of operating expenses to average net assets excluding waiver
Ratio of net investment income/(loss) to average net assets including waiver
Ratio of net investment income/(loss) to average net assets excluding waiver

SUPPLEMENTAL DATA:
Portfolio turnover rate
Net Assets Applicable to Common Stockholders, End of Period (000’s)
Number of Common Shares Outstanding, End of Period (000’s)
Ratio of Net Operating Expenses including waiver to Total Average Net Assets including AMPS(d)*

See accompanying notes to financial statements.

16	www.boulderfunds.net

Boulder Growth & Income Fund	Financial Highlights

For the Six Months Ended May 31, 2012 (Unaudited)		For the Year Ended November 30, 2011	For the Year Ended November 30, 2010	For the Year Ended November 30, 2009	For the Year Ended November 30, 2008	For the Year Ended November 30, 2007

$7.38		$7.46	$6.68	$5.90	$8.92	$9.08

0.02		0.05	0.04	(0.02)	0.07	0.25
0.04		(0.02)	0.76	0.82	(1.77)	1.06
0.06		0.03	0.80	0.80	(1.70)	1.31

(0.01)		(0.00) (b)	(0.01)	(0.01)	(0.00) (b)	(0.11)
–		–	–	–	–	(0.00) (b)
–		–	–	(0.01)	(0.05)	–
–		(0.01)	(0.01)	–	–	–
(0.01)		(0.01)	(0.02)	(0.02)	(0.05)	(0.11)
0.05		0.02	0.78	0.78	(1.75)	1.20

(0.01)		(0.01)	–	–	–	(0.57)
(0.10)		(0.09)	–	–	–	(0.03)
–		–	–	–	(1.27)	(0.75)
(0.11)		(0.10)	–	–	(1.27)	(1.35)
–		–	–	–	–	(0.01)
(0.06)		(0.08)	0.78	0.78	(3.02)	(0.16)
$7.32		$7.38	$7.46	$6.68	$5.90	$8.92
$5.73		$5.89	$6.20	$5.63	$4.35	$9.16
1.0%		0.5%	11.7%	13.2%	(21.8)%	12.5%
(0.9)%		(3.5)%	10.1%	29.4%	(43.9)%	0.3%

2.84%	(e)	N/A	N/A	N/A	2.11%	2.65%
2.96%	(e)	2.40%	2.19%	2.08%	2.12%	2.68%
0.29%	(e)	N/A	N/A	N/A	N/A	N/A
0.18%	(e)	0.54%	0.44%	(0.39)%	0.18%	1.52%

1%		6%	5%	22%	24%	49%
$186,667		$188,035	$190,293	$170,321	$150,336	$135,786
25,496		25,496	25,496	25,496	25,496	15,226
2.52%	(e)	2.12%	1.93%	1.79%	1.80%	2.16%

  See accompanying notes to financial statements.

Semi-Annual Report | May 31, 2012	17

Financial Highlights	Boulder Growth & Income Fund, Inc.

*	Taxable Auction Market Preferred Shares (“AMPS”).
(a)	Calculated based on the average number of common shares outstanding during each fiscal period.
(b)	Amount represents less than $0.01 per common share.
(c)

Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on common share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan.

(d)	Expense ratios do not include the effect of transactions with preferred stockholders. The income ratio includes income earned on assets attributable to AMPS outstanding.
(e)	Annualized.

The table below sets out information with respect to Taxable Auction Market Preferred Stock currently outstanding.(1)

	Par Value (000)	Total Shares Outstanding (000)	Asset Coverage Per Share(2)	Involuntary Liquidating Preference Per Share
05/31/12	$25,000	1	$211,677	$25,000
11/30/11	25,000	1	213,059	25,000
11/30/10	25,000	1	215,316	25,000
11/30/09	25,000	1	195,343	25,000
11/30/08	25,000	1	175,375	25,000
11/30/07	25,000	1	160,830	25,000

(1)	See Note 5 in Notes to Financial Statements.
(2)	Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing by the number of AMPS outstanding.

  See accompanying notes to financial statements.

18	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements
May 31, 2012 (Unaudited)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

Boulder Growth & Income Fund, Inc. (the “Fund”), is a non-diversified, closed-end management company organized as a Maryland corporation and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America (“GAAP”) which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio Valuation: Equity securities for which market quotations are readily  available (including securities listed on national securities exchanges and those traded over-the-counter) are valued based on the closing price from the applicable exchange. If such equity securities were not traded on the valuation date, but market quotations are readily available, they are valued at the mean between the closing bid and asked prices provided by an independent pricing service or by principal market makers. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent sources. Where market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the advisers, does not represent fair value (“Fair Value Securities”), securities are valued at fair value by a Pricing Committee appointed by the Board of Directors, in consultation with the advisers. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

The Fund’s investments in unregistered pooled investment vehicles (“Hedge Funds”) are valued, as a practical expedient, at the most recent estimated net asset value periodically determined by the respective Hedge Fund manager according to such manager’s policies and procedures based on valuation information reasonably available to the Hedge Fund manager at that time (adjusted for estimated expenses and fees accrued to the Fund since the last valuation date); provided, however, that the Pricing Committee may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. If a Hedge Fund does not report a value to the Fund on a timely basis, the fair value of such Hedge Fund shall be based on the most recent value reported by the Hedge Fund, as well as any other relevant information available at the time the Fund values its portfolio. As a practical matter, Hedge Fund valuations generally can be obtained from Hedge Fund managers on a weekly basis, as of close of business Thursday, but the frequency and timing of receiving valuations for Hedge Fund investments is subject to change at any time, without notice to investors, at the discretion of the Hedge Fund manager or the Fund.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the Fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding

Semi-Annual Report | May 31, 2012	19

Notes to Financial Statements	Boulder Growth & Income Fund, Inc.
May 31, 2012 (Unaudited)

whether it is necessary to adjust closing prices to reflect fair value, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The Fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. If the Fund uses adjusted prices, the Fund will periodically compare closing prices, the next day’s opening prices in the same markets and those adjusted prices as a means of evaluating its security valuation process.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances.

These inputs are summarized in the three broad levels listed below.

Level 1 — Unadjusted quoted prices in active markets for identical investments

Level 2 — Significant observable inputs (including quoted prices for similar investments, interest rates prepayment speeds, credit risk, etc.)

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of May 31, 2012 in valuing the Fund’s investments carried at value:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Domestic Common Stocks	$158,902,437	$–	$–	$158,902,437
Foreign Common Stocks	33,954,389	–	–	33,954,389
Auction Preferred Securities	–	6,475,698	–	6,475,698
Limited Partnerships	–	–	7,832,160	7,832,160
Short Term Investments	329,768	–	–	329,768

TOTAL	$193,186,594	$6,475,698	$7,832,160	$207,494,452

*For detailed descriptions see the accompanying Portfolio of Investments.

During the six months ended May 31, 2012, there were no significant transfers between Level 1 and 2 securities. The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of the reporting period.

20	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements
May 31, 2012 (Unaudited)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities at Value*	Balance as of 11/30/11	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Net purchases/ (sales)	Transfer in and/or (out) of Level 3	Balance as of 5/31/2012	Net change in unrealized appreciation included in the Statement of Operations attributable to Level 3 investments still held at 5/31/2012
Limited Partnerships	$7,010,721	$–	$821,439	$–	$–	$7,832,160	$821,439
TOTAL	$7,010,721	$–	$821,439	$–	$–	$7,832,160	$821,439

*	For detailed descriptions, see the accompanying Portfolio of Investments.

Recent Accounting Pronouncements: In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements.” The ASU 2011-03 is intended to improve financial reporting of repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem the financial assets before their maturity. The ASU is effective for the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the impact this ASU may have on the Fund’s financial statements.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the impact this ASU may have on the Fund’s financial statements.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded as of the ex-dividend date or for certain foreign securities when the information becomes available to the Fund. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis using the interest method.

Dividend income from investments in real estate investment trusts (“REITs”) is recorded at management’s estimate of income included in distributions received. Distributions received in

Semi-Annual Report | May 31, 2012	21

Notes to Financial Statements	Boulder Growth & Income Fund, Inc.
May 31, 2012 (Unaudited)

excess of this amount are recorded as a reduction of the cost of investments. The actual amount of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts. Such differences, if any, are recorded in the Fund’s following year.

Foreign Currency Translations: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. See Foreign Issuer Risk under Note 6.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions, and the difference between the amounts of foreign interest and dividends recorded on the books of the Fund and the amounts actually received.

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Dividends and Distributions to Stockholders: It is the Fund’s policy to distribute substantially all net investment income and net realized gains to stockholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The stockholders of Taxable Auction Market Preferred Stock (“AMPS”) are entitled to receive cumulative cash dividends as declared by the Fund’s Board of Directors. Distributions to stockholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to stockholders at least annually. Any net realized long-term capital gains may be distributed to stockholders at least annually or may be retained by the Fund as determined by the Fund’s Board of Directors. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Subject to the Fund qualifying as a registered investment company, any taxes paid by the Fund on such net realized long-term gains may be used by the Fund’s stockholders as a credit against their own tax liabilities.

Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Federal Income Tax: For Federal income tax purposes, the Fund currently qualifies, and intends to remain qualified as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code by distributing substantially all of its earnings to its stockholders. Accordingly, no provision for federal income or excise taxes has been made.

22	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements
May 31, 2012 (Unaudited)

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

Management has concluded there are no uncertain tax positions that require recognition of a tax liability. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. The statute of limitations on the Fund’s federal and state tax filings remains open for the fiscal years ended November 30, 2008, through November 30, 2011.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The provisions of the Modernization Act are generally effective for tax years beginning after the date it was signed into law so the enacted provisions will apply to the Fund for the fiscal year ending November 30, 2012. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

•

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

•

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of paythrough income and gains.

•

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

NOTE 2. MANAGEMENT FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS

Boulder Investment Advisers, L.L.C. (“BIA”) and Stewart Investment Advisers (“SIA”) serve as the Fund’s co-investment advisers (the “Advisers”). The Fund pays the Advisers a monthly fee at an annual rate of 1.25% of the value of the Fund’s average monthly total net assets plus the principal amount of leverage, if any (“Net Assets”) (“Advisory Fee”). Effective December 1, 2011, BIA and SIA agreed to waive 0.10% of the Advisory Fee such that the Advisory Fee will be calculated at the annual rate of 1.15% of Net Assets. The fee waiver agreement has a one-year term and is renewable annually.

The equity owners of BIA are Evergreen Atlantic, LLC, a Colorado limited liability company (“EALLC”), and the Lola Brown Trust No. 1B (the “Lola Trust”), each of which is considered to be an “affiliated person” of the Fund as that term is defined in the 1940 Act. Stewart West Indies Trading Company, Ltd. is a Barbados international business company doing business as Stewart Investment Advisers. The equity owner of SIA is the Stewart West Indies Trust. SIA and BIA are considered “affiliated persons”, as that

Semi-Annual Report | May 31, 2012	23

Notes to Financial Statements	Boulder Growth & Income Fund, Inc.
May 31, 2012 (Unaudited)

term is defined under the 1940 Act, of the Fund and Fund Administrative Services, LLC (“FAS”). SIA receives a monthly fee equal to 75% of the fees earned by the Advisers, and BIA receives 25% of the fees earned by the Advisers.

FAS serves as the Fund’s co-administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund. The Fund pays FAS a monthly fee, calculated at an annual rate of 0.20% of the value of the Fund’s Net Assets up to $100 million, and 0.15% of the Fund’s Net Assets over $100 million. Notwithstanding, FAS has agreed to cap the Fund’s total administration costs at 0.30% (including administration, co-administration, transfer agent and custodian fees). As such, FAS has agreed to waive a portion of its fee based on Net Assets should the total monthly administration expenses exceed 0.30%. As the Fund’s total monthly administration costs did not exceed 0.30% during the six months ended May 31, 2012, there was no fee waiver for that period. The equity owners of FAS are EALLC and the Lola Trust, each of which is considered to be an “affiliated person” of the Fund as that term is defined in the 1940 Act.

As BIA, SIA and FAS are considered affiliates of the Fund, as the term is defined in the 1940 Act, agreements between the Fund and those entities are considered affiliated transactions.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s co-administrator. As compensation for its services, ALPS receives certain out-of-pocket expenses and asset-based fees, which are accrued daily and paid monthly. Fees paid to ALPS are calculated based on combined Net Assets of the Fund, and the following affiliates of the Fund: Boulder Total Return Fund, Inc., The Denali Fund Inc., and First Opportunity Fund, Inc. (the “Fund Group”). ALPS receives the greater of the following, based on combined Net Assets of the Fund Group: an annual minimum of $460,000, or an annualized fee of 0.045% on Net Assets up to $1 billion, an annualized fee of 0.03% on Net Assets between $1 and $3 billion, and an annualized fee of 0.02% on Net Assets above $3 billion.

The Fund pays each Director who is not a director, officer, employee, or affiliate of the Advisers or FAS a fee of $8,000 per annum, plus $3,000 for each in-person meeting of the Board of Directors and $500 for each telephone meeting. In addition, the Chairman of the Board and the Chairman of the Audit Committee each receive $1,000 per meeting and each member of the Audit Committee receives $500 per meeting. Each member of the Nominating Committee receives $500 per meeting. The Fund will also reimburse all non-interested Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

Bank of New York Mellon (“BNY Mellon”) serves as the Fund’s custodian and as compensation for BNY Mellon’s services the Fund pays BNY Mellon a monthly fee plus certain out-of-pocket expenses. Computershare Shareowner Services, LLC (“Computershare”) serves as the Fund’s Common Stock servicing agent, dividend-paying agent and registrar, and as compensation for Computershare’s services as such, the Fund pays Computershare a monthly fee plus certain out-of-pocket expenses.

Deutsche Bank Trust Company Americas (“Auction Agent”), a wholly owned subsidiary of Deutsche Bank AG, serves as the Fund’s Preferred Stock transfer agent, registrar, dividend disbursing agent and redemption agent.

24	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements
May 31, 2012 (Unaudited)

NOTE 3. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short term securities during the six months ended May 31, 2012 were $11,554,246 and $2,108,284, respectively.

On May 31, 2012, based on cost of $170,670,200 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $46,876,786 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $10,052,534 resulting in net unrealized appreciation of $36,824,252.

NOTE 4. CAPITAL

At May 31, 2012, 249,990,000 of $0.01 par value common stock were authorized, of which 25,495,585 were outstanding.

Transactions in common stock were as follows:

	For the Six Months Ended May 31, 2012	For the Year Ended November 30, 2011

Common Stock outstanding - beginning of period	25,495,585	25,495,585
Common Stock outstanding - end of period	25,495,585	25,495,585

NOTE 5. TAXABLE AUCTION MARKET PREFERRED STOCK

The Fund’s Articles of Incorporation authorize the issuance of up to 10,000 shares of $0.01 par value Taxable Auction Market Preferred Stock (“AMPS”). On October 17, 2005, the Fund issued 1,000 AMPS. AMPS are senior to common stock and result in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common stockholders. Dividends on the AMPS are cumulative. The Fund’s AMPS have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon (“Liquidation Value”) and have no mandatory retirement date.

An auction of the AMPS is generally held every 28 days. Existing stockholders may submit an order to hold, bid or sell shares on each auction date. AMPS stockholders may also trade shares in the secondary market. In February 2008, the auction preferred shares market for closed-end funds became illiquid resulting in failed auctions for the AMPS. As such, the Fund continues to pay dividends on the AMPS at the maximum rate (set forth in the Fund’s Articles Supplementary, the governing document for the AMPS). The Fund’s maximum rate is set at the greater of 1.25% of 30-day LIBOR or 30-day LIBOR plus 125 basis points.

For the six months ended May 31, 2012, distribution rates ranged from 1.49% to 1.55%. The Fund declared distributions to preferred stockholders for the period from December 1, 2011 to May 31, 2012 of $191,718.

The Fund is subject to certain limitations and restrictions while AMPS are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any

Semi-Annual Report | May 31, 2012	25

Notes to Financial Statements	Boulder Growth & Income Fund, Inc.
May 31, 2012 (Unaudited)

dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of AMPS at their liquidation value. Specifically, the Fund is required under the Fund’s Articles Supplementary and the Investment Company Act of 1940 to maintain certain asset coverage with respect to the outstanding AMPS. The holders of AMPS are entitled to one vote per share and will vote with holders of common stock as a single class, except that the AMPS will vote separately as a class on certain matters, as required by law or the Fund’s charter. The holders of the AMPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on AMPS for two consecutive years.

In connection with the settlement of each AMPS auction, the Fund pays, through the Auction Agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the AMPS held by the broker-dealer’s customers. Prior to February 19, 2009 the Fund paid at an annual rate of 0.25% and upon this date the annual rate was reduced to 0.05% until further notice from the Fund. These fees are paid for failed auctions as well.

On May 31, 2012, 1,000 shares of AMPS were outstanding at the annual rate of 1.49%. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stockholders. While the Fund expects to earn a higher return on its assets than the cost associated with the AMPS, including expenses, there can be no assurance that such results will be attained.

Also see Note 13 – Subsequent Events.

NOTE 6. PORTFOLIO INVESTMENTS AND CONCENTRATION

Under normal market conditions, the Fund intends to invest at least 80% of its net assets in common stocks. Common stocks include dividend-paying closed-end funds and REITs. The portion of the Fund’s assets that are not invested in common stocks may be invested in fixed income securities and cash equivalents. The term “fixed income securities” includes bonds, U.S. Government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.

Concentration Risk: The Fund operates as a “non-diversified” investment company, as defined in the 1940 Act. As a result of being “non-diversified”, with respect to 50% of the Fund’s portfolio, the Fund must limit to 5% the portion of its assets invested in the securities of a single issuer. In addition, no single investment can exceed 25% of the Fund’s total assets at the time of purchase. A more concentrated portfolio may cause the Fund’s net asset value to be more volatile and thus may subject stockholders to more risk. The Fund may invest a substantial position (up to 25% of its assets) in the common stock of a single issuer.

As of May 31, 2012, the Fund held more than 25% of its assets in Berkshire Hathaway, Inc., as a direct result of the market appreciation of the issuer since the time of purchase. Thus, the volatility of the Fund’s net asset value and its performance in general, depends disproportionately more on the performance of this single issuer and its other larger positions than that of a more diversified fund. As

26	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements
May 31, 2012 (Unaudited)

a result, the Fund may be subject to a greater risk of loss than a fund that diversifies its investments more broadly.

Effective July 30, 2010, the Fund implemented a Board initiated and approved fundamental investment policy, which prohibits the Fund from investing more than 4% of its total assets (including leverage) in any single issuer at the time of purchase. The Fund’s holdings as of July 30, 2010 were grandfathered into the policy and so any positions already greater than 4% of total assets are exempt from this limitation.

Foreign Issuer Risk: Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the advisers may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

Changes in Investment Policies: On May 2, 2011, stockholders approved a proposal by the Fund to remove the Fund’s fundamental investment policy requiring the Fund to invest at least 25% of the value of the Fund’s total assets in real estate related companies. As a result, the Fund’s fundamental investment policy was amended to state that the Fund may not invest in the securities of companies conducting their principal business activity in the same industry if, immediately after such investment, the value of its investments in such industry would exceed 25% of the value of its total assets.

Hedge Fund Risk: The Fund invests a portion of its assets in a Hedge Fund. The Fund’s investment in a Hedge Fund is a private entity that is not registered under the 1940 Act and has limited regulatory oversight and disclosure obligations. In addition, the Hedge Fund invests in and actively trades securities and other financial instruments using different strategies and investment techniques, which involve significant risks. These strategies and techniques may include, among others, leverage, employing various types of derivatives, short selling, securities lending, and commodities’ trading. Hedge Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Hedge Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility. These and other risks associated with Hedge Funds may cause the Fund’ net asset value to be more volatile and more susceptible to the risk of loss than that of other funds with a different investment strategy.

NOTE 7. SIGNIFICANT STOCKHOLDERS

On May 31, 2012, trusts and other entities affiliated with Stewart R. Horejsi and the Horejsi family owned 8,638,905 shares of Common Stock of the Fund, representing approximately 33.88% of the total Fund shares. Stewart R. Horejsi is the Chief Investment Officer of BIA and SIA and is a portfolio manager of the Fund. He is responsible for the day-to-day strategic management of the Fund. Entities affiliated with Mr. Horejsi and the Horejsi family also own the Advisers and FAS.

Semi-Annual Report | May 31, 2012	27

Notes to Financial Statements	Boulder Growth & Income Fund, Inc.
May 31, 2012 (Unaudited)

NOTE 8. SHARE REPURCHASE PROGRAM

In accordance with Section 23(c) of the 1940 Act, the Fund may from time to time effect redemptions and/or repurchases of its AMPS and/or its common stock, in the open market or through private transactions; at the option of the Board of Directors and upon such terms as the Directors shall determine.

For the six months ended May 31, 2012 the Fund did not repurchase any of its own stock.

NOTE 9. TAX BASIS DISTRIBUTIONS

As determined on November 30, 2011, permanent differences resulting primarily from different book and tax accounting for gains and losses on foreign currency and certain other investments were reclassified at fiscal year-end. These reclassifications had no effect on net increase in net assets resulting from operations, net assets applicable to common stockholders or net asset value per common share outstanding. Permanent book and tax basis differences of $(1,143,190), $1,145,739 and $(2,549) were reclassified at November 30, 2011 among undistributed net investment loss, accumulated net realized gains on investments and paid-in-capital, respectively, for the Fund.

Ordinary income and long-term capital gains are allocated to common stockholders after payment of the available amounts on any outstanding AMPS. To the extent that the amount distributed to common stockholders exceeds the amount of available ordinary income and long-term capital gains after allocation to any outstanding AMPS, these distributions are treated as a tax return of capital. Additionally, to the extent that the amount distributed on any outstanding AMPS exceeds the amount of available ordinary income and long-term capital gains, these distributions are treated as a tax return of capital.

The tax character of distributions paid during the years ended November 30, 2011 and November 30, 2010 was as follows:

	Year Ended November 2011	Year Ended November 2010
Distributions paid from:
Ordinary Income	$ 1,595,644	$ 220,017
Long-Term Capital Gains	1,329,286	165,032
Tax Return of Capital	–	–
	$ 2,924,930	$ 385,049

As of November 30, 2011 the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	$773,523
Accumulated Capital Gains	1,874,912
Unrealized Appreciation	36,348,955
Cumulative Effect of Other Timing Differences	(480,089)
$38,517,301

The difference between book and tax basis distributable earnings is attributable primarily to temporary differences related to mark to market of passive foreign investment companies and partnership book and tax differences.

28	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements
May 31, 2012 (Unaudited)

NOTE 10. RESTRICTED SECURITIES

As of May 31, 2012, investments in securities included issues that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Directors as reflecting fair value.

Restricted securities as of May 31, 2012 were as follows:

Issuer Description	Acquisition Date	Cost	Market Value May 31, 2012	Market Value as Percentage of Net Assets Available to Common and Preferred Stock May 31, 2012
Ithan Creek Partners, L.P.	6/2/2008	$5,000,000	$7,832,160	3.7%

NOTE 11. INVESTMENTS IN LIMITED PARTNERSHIPS

As of May 31, 2012, the Fund had an investment in a Hedge Fund that is organized as a limited partnership. The Fund’s investment in the Hedge Fund is reported on the Portfolio of Investments under the section titled Limited Partnerships.

Since the investment in the limited partnership is not publicly traded, the Fund’s ability to make withdrawals from its investment is subject to certain restrictions. These restrictions include notice requirements for withdrawals and additional restrictions or charges for withdrawals within a certain time period following initial investment. In addition, there could be circumstances in which such restrictions can include the suspension or delay in withdrawals from the limited partnership, or limited withdrawals allowable only during specified times during the year. In certain circumstances a limited partner may not make withdrawals that occur within certain periods following the date of admission to the partnership. As of May 31, 2012, the Fund did not have any investments in limited partnerships in which a suspension of withdrawals was in effect.

The following table summarizes the Fund’s investment in the limited partnership as of May 31, 2012.

Description	% of Net Assets as of 5/31/12	Value as of 5/31/12	Net Unrealized Gain/(Loss) as of 5/31/12	Mgmt fees	Incentive fees	Redemption Period/ Frequency
Ithan Creek Partners, LP	3.7%	$7,832,160	$2,832,160	Annual rate of 1% of net assets	20% of net profits at the end of the measurement period	June 30 upon 60 days’ notice
Total	3.7%	$7,832,160	$2,832,160

The Fund did not have any outstanding unfunded commitments as of May 31, 2012.

Semi-Annual Report | May 31, 2012	29

Notes to Financial Statements	Boulder Growth & Income Fund, Inc.
May 31, 2012 (Unaudited)

NOTE 12. LITIGATION

The Fund is currently named as a nominal defendant in a shareholder derivative action filed in the United States District Court for the District of Colorado. The shareholder derivative action was originally brought against the Fund’s Board of Directors but was later amended to include certain current and former Fund officers, the Fund’s investment advisors (BIA and SIA), administrator (FAS), investment advisor portfolio manager (Stewart R. Horejsi), and a Fund shareholder (The Ernst Horejsi Trust No. 1B). The complaint alleges, among other things, claims for breach of fiduciary duties and unjust enrichment in connection with the Fund’s 2008 rights’ offering and the Board’s decision to suspend the Fund’s level rate distribution policy in November 2008. On December 28, 2011, all parties joined an unopposed motion to stay proceedings pending mediation. The mediation between all parties took place on January 20, 2012. At the mediation, the parties reached a settlement in principle to resolve the mediation, subject to court approval. On March 26, 2012, the parties entered into a Stipulation and Agreement of Settlement reflecting the settlement terms. On April 20, 2012, the court granted preliminary approval of the settlement. Thereafter, notice of the proposed settlement went out to shareholders pursuant to the court’s order. A hearing seeking the court’s final approval of the settlement is scheduled for July 31, 2012. If the settlement is not approved by the court, the defendants will continue to vigorously contest the action.

NOTE 13. SUBSEQUENT EVENTS

On July 12, 2012, Moody’s Investors Service (“Moody’s”) downgraded its rating on the Fund’s AMPS, from Aaa to A1. That same day, Moody’s downgraded its ratings of debt and preferred shares issued by a total of 18 equity focused closed-end funds, sponsored by nine asset managers. The rating actions were the conclusion of reviews initiated by Moody’s on May 2, 2012, when all obligations of closed-end funds were placed on review for downgrade, following the publication of Moody’s revised methodology for rating securities issued by closed-end funds.

Given the change in rating on the Fund’s AMPS, the maximum rate is now set at the greater of 2.00% of 30-day LIBOR, or 30-day LIBOR plus 200 basis points.

30	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Additional Information
May 31, 2012 (Unaudited)

PORTFOLIO INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) on the Fund’s website at www.boulderfunds.net; (2) on the SEC’s website at www.sec.gov; or (3) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

PROXY VOTING

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available, without charge, on the Fund’s website located at www.boulderfunds.net, on the SEC’s website at www.sec.gov, or by calling 303-449-0426. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at www.sec.gov.

SENIOR OFFICER CODE OF ETHICS

The Fund files a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer or controller, or persons performing similar functions (the “Senior Officer Code of Ethics”), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund’s Senior Officer Code of Ethics is available on the Fund’s website located at www.boulderfunds.net.

PRIVACY STATEMENT

Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Directors of the Fund have established the following policy regarding information about the Fund’s stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, “Personal Information”) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or US mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or US mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fund-related solicitation. When Personal Information

Semi-Annual Report | May 31, 2012	31

Additional Information	Boulder Growth & Income Fund, Inc.
May 31, 2012 (Unaudited)

is shared with the Fund’s business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with Federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

MEETING OF STOCKHOLDERS – VOTING RESULTS

On April 27, 2012, the Fund held its Annual Meeting of Stockholders to consider the proposals set forth below. The following votes were recorded:

Proposal 1: Election of Directors

Election of Steven K. Norgaard as Director of the Fund (both common and preferred stockholders vote)

	# of Votes Cast	% of Votes Cast
For	20,560,814	88.88%
Withhold	2,573,371	11.12%

TOTAL	23,134,185	100.00%

Election of Richard I. Barr as Director of the Fund (only preferred stockholders vote)

	# of Votes Cast	% of Votes Cast
For	16	64.00%
Withhold	–	0.00%

TOTAL	16	64.00%

32	www.boulderfunds.net

Summary of Dividend Reinvestment Plan	Boulder Growth & Income Fund
May 31, 2012 (Unaudited)

Registered holders (“Common Stockholders”) of common shares (the “Common Shares”) are automatically enrolled (the “Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) whereupon all distributions of income, capital gains or managed distributions (“Distributions”) are automatically reinvested in additional Common Shares. Common Stockholders who elect to not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholders of record (or if the shares are held in street name or other nominee name, then the nominee) by the custodian, as dividend disbursing agent.

Computershare Shareowner Services (the “Agent”) serves as Agent for each Participant in administering the Plan. After the Fund declares a Distribution, if (1) the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions on the payment date for a Distribution, Participants will be issued Common Shares at the higher of net asset value per Common Share or 95% of the market price per Common Share on the payment date; or if (2) the net asset value per Common Share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent shall apply the amount of such Distribution to purchase Common Shares on the open market and Participants will receive the equivalent in Common Shares valued at the weighted average market price (including brokerage commissions) determined as of the time of the purchase (generally, following the payment date of the Distribution). If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the Common Shares as of the payment date, the purchase price paid by the Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if such Distribution had been paid in Common Shares issued by the Fund. If the Agent is unable to invest the full Distribution amount in purchases in the open market or if the market discount shifts to a market premium during the purchase period than the Agent may cease making purchases in the open market the instant the Agent is notified of a market premium and may invest the uninvested portion of the Distribution in newly issued Common Shares at the net asset value per Common Share at the close of business provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Distribution will be divided by 95% of the market price on the payment date. The Fund will not issue Common Shares under the Plan below net asset value.

There is no charge to Participants for reinvesting Distributions, except for certain brokerage commissions, as described below. The Agent’s fees for the handling of the reinvestment of Distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchase in connection with the reinvestment of Distributions. The automatic reinvestment of Distributions will not relieve Participants of any federal income tax that may be payable on such Distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days’ written notice to Common Stockholders of the Fund.

Participants in the Plan may (i) request a certificate, (ii) request to sell their shares, or (iii) withdraw from the Plan upon written notice to the Agent or by telephone in accordance with the specific procedures and will receive certificates for whole Common Shares and cash for fractional Common Shares.

All correspondence concerning the Plan should be directed to the Agent, Computershare, P.O. Box 358035, Pittsburgh, PA, 15252-8035. To receive a full copy of the Fund’s Dividend Reinvestment Plan, please contact the Agent at 1-866-228-4853.

Semi-Annual Report | May 31, 2012	33

Notes	Boulder Growth & Income Fund, Inc.

34	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes

Semi-Annual Report | May 31, 2012	35

Directors	Richard I. Barr
Steven K. Norgaard
John S. Horejsi
Dr. Dean L. Jacobson
Joel W. Looney

Co-Investment	Stewart Investment Advisers
Advisers	Boulder Investment Advisers, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302

Co-Administrator	Fund Administrative Services, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302

Co-Administrator	ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Custodian	Bank of New York Mellon
One Wall Street
New York, NY 10286

Stock Transfer Agent	Computershare
480 Washington Blvd.
Jersey City, NJ 07310

Independent	Deloitte & Touche LLP
Registered Public	555 17th Street, Suite 3600
Accounting Firm	Denver, CO 80202

Legal Counsel	Paul Hastings LLP
515 South Flower Street
Twenty-Fifth Floor
Los Angeles, CA 90071

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

www.boulderfunds.net

BOULDER GROWTH & INCOME FUND, INC. c/o Computershare 480 Washington Blvd. Jersey City, NJ 07310

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by

Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable to this semi-annual filing.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	BOULDER GROWTH & INCOME FUND, INC.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:	August 8, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:	August 8, 2012

By (Signature and Title)	/s/ Nicole L. Murphey
Nicole L. Murphey, Chief Financial Officer, Chief Accounting Officer,
Vice President, Treasurer, Asst. Secretary
(Principal Financial Officer)

Date:	August 8, 2012